SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2004

American Management Systems, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-9233	54-0856778

(State or other Jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
Incorporation)		No.)

4050 Legato Road
Fairfax, Virginia	22033
(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (703) 267-8000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 12.    DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 19, 2004, the Registrant announced financial results for the fourth quarter and the year ended December 31, 2003. A copy of the press release announcing the results is attached hereto as Exhibit 99.1. The press release attached as Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed filed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MANAGEMENT SYSTEMS,
INCORPORATED

By:	/s/ James C. Reagan James C. Reagan Executive Vice President and Chief Financial Officer

Date:  February 19, 2004